UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report: September 26, 2005
(Date of earliest event reported)
Paragon Real Estate Equity and Investment Trust
(Exact name of registrant as specified in its charter)

Maryland	0-25074	39-6594066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1240 Huron Road, Suite 301, Cleveland, Ohio 44115
(Address of principal executive offices including zip code)
(216) 430-2700
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 26, 2005, Paragon Real Estate Equity and Investment Trust (“Paragon”) entered into an agreement with Veard Baytown Limited Partnership, Veard Stafford Limited Partnership, Veard Lake Jackson Limited Partnership, Veard Wharton Limited Partnership, Veard Irving Limited Partnership, Veard Arlington Limited Partnership, Veard Amarillo Limited Partnership, Veard Victoria Limited Partnership, Veard Kettering Limited Partnership and Veard Canton Limited Partnership to purchase for $64.7 million ten apartment complexes. The acquisition is subject to the completion of due diligence over the next 60 days, Paragon’s obtaining financing and other customary closing conditions. The transaction is expected to close in late 2005 or early 2006. A copy of the purchase agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.
On September 26, 2005, Paragon issued a press release announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements, and Exhibits
(d)	Exhibits.
2.1	Purchase Agreement dated September 26, 2005, by and among Veard Baytown Limited Partnership, Veard Stafford Limited Partnership, Veard Lake Jackson Limited Partnership, Veard Wharton Limited Partnership, Veard Irving Limited Partnership, Veard Arlington Limited Partnership, Veard Amarillo Limited Partnership, Veard Victoria Limited Partnership, Veard Kettering Limited Partnership, Veard Canton Limited Partnership and Paragon Real Estate Equity and Investment Trust

99.1	Press Release dated September 26, 2005
Forward-Looking Statements
Certain matters discussed within this press release may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Paragon Real Estate Equity and Investment Trust believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that the acquisition of the Texas and Ohio properties will be closed or if closed that it will be closed on the terms set forth in this report on Form 8-K, that Paragon will be able to retain all the management personnel currently operating the properties or that Paragon will be successful in implementing its development and re-development strategy as it relates to the properties in the Texas and Ohio portfolio. Factors that could cause actual results to differ materially from Paragon’s expectations include changes in local or national economic or real estate conditions, changes in the capital markets, the ability to meet competition, the ability to retain future personnel and other risks detailed from time to time in Paragon’s SEC reports and filings, including its annual report on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K. Paragon assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2005	Paragon Real Estate Equity and Investment Trust

	By:	/s/ John J. Dee

John J. Dee
Senior Vice President and Chief Financial Officer

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